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EXHIBIT 32.1   PATIENT PORTAL TECHNOLOGIES, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William J. Reilly, President, and Director "principal executive officer") of Patient Portal Technologies, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the ear ended December 31, 2005 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 12/08/065           /s/ WILLIAM J. REILLY
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                          William J. Reilly
                          President and Director

















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